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                          GROUP VARIABLE ANNUITY CONTRACTS
                        ISSUED WITH RESPECT TO DC-I AND DC-II
                          HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 33-19944



    SUPPLEMENT DATED DECEMBER 15, 2004 TO THE PROSPECTUS DATED MAY 3, 2004


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           SUPPLEMENT DATED DECEMBER 15, 2004 TO YOUR PROSPECTUS

HARTFORD BOND HLS FUND - NAME CHANGE

Effective March 15, 2005, Hartford Bond HLS Fund is changing its name to Hartford Total Return Bond HLS Fund. All references in the prospectus to "Hartford Bond HLS Fund" are deleted and replaced with "Hartford Total Return Bond HLS Fund."

HARTFORD TOTAL RETURN BOND HLS FUND - OBJECTIVE CHANGE

Under the section entitled "The Funds," the paragraph describing the investment objective of Hartford Bond HLS Fund is deleted and replaced with the following:

     Hartford Total Return Bond HLS Fund - Seeks competitive total return, with income as a secondary objective.

HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT - CLOSURE

Hartford Capital Appreciation HLS Fund Sub-Account is closed to all Contracts issued on or after January 3, 2005, except as follows. Hartford Capital Appreciation HLS Fund will remain open:

 - to certain owners of other investment products offered by Hartford; and

 - to certain retirement plans that include (or have been offered) the Fund as an investment option prior to January 3, 2005.

      THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
                                 REFERENCE.

HV- 5124